UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 9, 2012 (July 9, 2012)

Date of Report (Date of earliest event reported)

FX ALLIANCE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35423	20-5845576
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

909 Third Avenue, 10th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 268-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On July 9, 2012, FX Alliance Inc. (the “Company” or “FXall”) issued a press release announcing its entry into a definitive agreement with Thomson Reuters and certain of its subsidiaries, under which Thomson Reuters has agreed to acquire 100% of the shares of common stock, par value $0.0001 per share, of the Company at a purchase price of $22.00 per share in cash.  Under the agreement, Thomson Reuters will launch a tender offer, which is subject to standard regulatory approvals, for the acquisition in the coming days.  The Company’s board of directors has recommended that all shareholders tender their shares into the offer.  Technology Crossover Ventures, the Company’s largest shareholder, Phil Weisberg, Chairman and Chief Executive Officer and John Cooley, Chief Financial Officer, who collectively own approximately 32.5% of the Company’s outstanding shares, have each agreed to tender their shares into the offer (subject to certain terms and conditions).

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any of the FXall common shares. The tender offer described herein has not yet been commenced. On the commencement date of the tender offer, an offer to purchase, a letter of transmittal and related documents will be filed with the Securities and Exchange Commission and thereafter a solicitation/recommendation statement with respect to the tender offer will be filed by FXall with the Securities and Exchange Commission. Each of these documents will be mailed to shareholders of record and will also be made available for distribution to beneficial owners of common shares. The solicitation of offers to buy the FXall common shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. When they are available, shareholders should read the offer to purchase, the letter of transmittal and related documents, as well as the solicitation/ recommendation statement, carefully because they will contain important information, including the various terms of, and conditions to, the tender offer. When they are available, shareholders will be able to obtain the offer to purchase, the letter of transmittal and related documents and the solicitation/recommendation statement without charge from the Securities and Exchange Commission’s Website at www.sec.gov.  Shareholders will be able to obtain the offer to purchase, letter of transmittal and related documents without charge from the information agent that Thomson Reuters selects and will be able to obtain free copies of FXall’s solicitation/recommendation statement and related documents filed by FXall with the Securities and Exchange Commission on the Investor Relations section of FXall’s website at www.fxall.com. Shareholders are urged to read carefully those materials when they become available prior to making any decisions with respect to the tender offer.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of FXall to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Any statements that refer to expectations or other characterizations of future events, circumstances or results, including, without limitation, all statements related to the proposed business combination transaction and related transactions and the outlook for FXall’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing.  Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties, including uncertainties as to the timing of the tender offer and business combination; uncertainties as to how many of FXall’s stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of FXall’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by FXall from time to time, as well as the tender offer documents to be filed by Thomson Reuters and the solicitation/recommendation statement to be filed by FXall. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed with the Securities and Exchange Commission by FXall on the Investor Relations section of FXall’s website at www.fxall.com. FXall does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ALLIANCE INC.

Dated: July 9, 2012	By:	/s/ John W. Cooley
John W. Cooley Chief Financial Officer